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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 9, 2005
                              (SEPTEMBER 6, 2005)

                         NORTH FORK BANCORPORATION, INC.
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               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                      1-10458                  36-3154608
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                      Identification No.)

                  275 Broadhollow Road Melville, New York 11747
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               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004


                                 Not Applicable
         ----------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   OTHER EVENTS.

North Fork Bancorporation, Inc. announced a rating upgrade by Fitch Ratings for GreenPoint Mortgage Funding, Inc.'s mortgage servicing unit. Fitch Ratings upgraded the residential primary servicer ratings for Alt-A and home equity/home equity lines of credit products to `RPS2' from `RPS2-'. The ratings are based on the company's experienced management team, upgraded technology and established loan administration processes. The ratings also reflect the financial strength of GreenPoint Mortgage Funding, Inc.'s parent, North Fork Bancorporation, Inc. which is rated A- by Fitch.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  99.1  Press release issued by North Fork Bancorporation, Inc. on
                September 8, 2005.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NORTH FORK BANCORPORATION, INC.


Date:  September 9, 2005

                                             By:  /s/ Daniel M. Healy
                                                  -----------------------------
                                                  Daniel M. Healy
                                                  Executive Vice President and
                                                  Chief Financial Officer